                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12


                                THE GATEWAY TRUST
                                -----------------
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
    (Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)       Title of each class of securities to which transaction applies:


                 ---------------------------------------------------------------

        2)       Aggregate number of securities to which transaction applies:


                 ---------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


                 ---------------------------------------------------------------

        4)       Proposed maximum aggregate value of transaction:


                 ---------------------------------------------------------------

        5)       Total fee paid:


                 ---------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:


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         2)       Form, Schedule or Registration Statement No.:


                  --------------------------------------------------------------

         3)       Filing Party:


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         4)       Date Filed:


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                                    [GRAPHIC]

                                  GATEWAY FUND

               3805 EDWARDS ROAD, SUITE 600 CINCINNATI, OHIO 45209


                              IMPORTANT PROXY NEWS

                         SPECIAL MEETING OF SHAREHOLDERS
                              ON DECEMBER 15, 2005

Dear Shareholder:
Recently, we distributed proxy material regarding the Special Meeting of Shareholders of the Gateway Fund. This meeting is scheduled for December 15, 2005 at 2:00 p.m. Eastern Time at the offices of Gateway Investment Advisers, L.P., 3805 Edwards Road, Suite 600, in Cincinnati, Ohio. Our records indicate that we have not yet received your voting instructions.
You are being asked to approve a new investment management agreement between the Fund and Gateway Investment Advisers, L.P., the Fund's investment adviser and also to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005. After careful review, your Fund's Board of Trustees has approved the proposals as detailed in the proxy statement and recommends that you vote "FOR" the proposals. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before Thursday, December 15, 2005.

For your convenience, please utilize one of the easy methods below to register your vote:

1. By Phone: Please call toll-free at 1-866-244-7092. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

2. By Internet: Visit HTTPS://REPORTS.PROXY-DIRECT.COM and enter the 14-digit control number located on your proxy card.

3. By Touch-tone Phone: Dial the toll-free number found on your proxy card and follow the simple instructions.

While you may return your executed proxy in the enclosed postage paid envelope, please try to utilize one of the options above to ensure that your vote is received in time for the Meeting.

                      WE NEED YOUR HELP! PLEASE VOTE TODAY!

                                                                             REG

                                   [GRAPHIC]

                                  GATEWAY FUND

               3805 EDWARDS ROAD, SUITE 600 CINCINNATI, OHIO 45209


                              IMPORTANT PROXY NEWS

                         SPECIAL MEETING OF SHAREHOLDERS
                              ON DECEMBER 15, 2005

Dear Shareholder:
Recently, we distributed proxy material regarding the Special Meeting of Shareholders of the Gateway Fund. This meeting is scheduled for December 15, 2005 at 2:00 p.m. Eastern Time at the offices of Gateway Investment Advisers, L.P., 3805 Edwards Road, Suite 600, in Cincinnati, Ohio. Our records indicate that we have not yet received your voting instructions.
You are being asked to approve a new investment management agreement between the Fund and Gateway Investment Advisers, L.P., the Fund's investment adviser and also to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005. After careful review, your Fund's Board of Trustees has approved the proposals as detailed in the proxy statement and recommends that you vote "FOR" the proposals. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before Thursday, December 15, 2005.

For your convenience, please utilize one of the easy methods below to register your vote:

1. By Phone: Please call toll-free at 1-866-244-7092. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

2. By Internet: Visit WWW.PROXYVOTE.COM and enter the 12-digit control number located on your proxy card.

3. By Touch-tone Phone: Dial the toll-free number found on your proxy card and follow the simple instructions.

While you may return your executed proxy in the enclosed postage paid envelope, please try to utilize one of the options above to ensure that your vote is received in time for the Meeting.





                      WE NEED YOUR HELP! PLEASE VOTE TODAY!

                                                                           NOBO

                                   [GRAPHIC]

                                  GATEWAY FUND

               3805 EDWARDS ROAD, SUITE 600 CINCINNATI, OHIO 45209


                              IMPORTANT PROXY NEWS

                         SPECIAL MEETING OF SHAREHOLDERS
                              ON DECEMBER 15, 2005

Dear Shareholder:
Recently, we distributed proxy material regarding the Special Meeting of Shareholders of the Gateway Fund. This meeting is scheduled for December 15, 2005 at 2:00 p.m. Eastern Time at the offices of Gateway Investment Advisers, L.P., 3805 Edwards Road, Suite 600, in Cincinnati, Ohio. Our records indicate that we have not yet received your voting instructions.
You are being asked to approve a new investment management agreement between the Fund and Gateway Investment Advisers, L.P., the Fund's investment adviser and also to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2005. After careful review, your Fund's Board of Trustees has approved the proposals as detailed in the proxy statement and recommends that you vote "FOR" the proposals. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation and the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions on or before Thursday, December 15, 2005.

For your convenience, please utilize one of the easy methods below to register your vote:

1. By Phone: Please call toll-free at 1-866-244-7092. Representatives are available to answer questions Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

2. By Internet: Visit WWW.PROXYVOTE.COM and enter the 12-digit control number located on your proxy card.

3. By Touch-tone Phone: Dial the toll-free number found on your proxy card and follow the simple instructions.

While you may return your executed proxy in the enclosed postage paid envelope, please try to utilize one of the options above to ensure that your vote is received in time for the Meeting.





                      WE NEED YOUR HELP! PLEASE VOTE TODAY!

                                                                             OBO